UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 20, 2005

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Harrah’s Court Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 20, 2005, in connection with the merger (the “Merger”) of Caesars Entertainment, Inc. (“Caesars”) with and into Harrah’s Operating Company, Inc., a wholly owned subsidiary of the Registrant (“Harrah’s Operating”), Harrah’s Operating made borrowings totaling $1.87 billion under its Second Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of January 31, 2005 among the lenders, Harrah’s Operating, as Borrower, and the Registrant, as Guarantor.  The $1.87 billion borrowed on June 20, 2005 will be due and payable on April 23, 2009.

The borrowings referred to above may be accelerated by the lenders in the event of, among other things, any non-payment of principal or interest on the borrowings or any failure by the Registrant or any of its subsidiaries to make a payment on any other indebtedness of $300,000,000 or more.  Borrowings under the Credit Agreement are subject to customary covenants including total debt and interest coverage ratio requirements as well as limitations on mergers, sales of assets, liens and additional indebtedness.

The description of the provisions of the Credit Agreement set forth above is qualified in its entirety by reference to the full and complete terms contained in the Credit Agreement, which was filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the SEC on February 4, 2005.

Concurrently with the Merger, Harrah’s Operating terminated Caesars’ existing $1.8 billion credit agreement, dated as of April 13, 2004.

Item 9.01                                             Financial Statements and Exhibits.

(c)	Exhibits

10.1

Second Amended and Restated Credit Agreement, dated as of January 31, 2005 among Harrah’s Entertainment, Inc. as Guarantor, Harrah’s Operating Company, Inc. as Borrower, the Lenders, Syndication Agent and Co-Documentation Agents named therein and Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, incorporated herein by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed February 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: June 22, 2005	By:	/s/ STEPHEN H. BRAMMELL
Name: Stephen H. Brammell
Title: Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Document Description

10.1

Second Amended and Restated Credit Agreement, dated as of January 31, 2005 among Harrah’s Entertainment, Inc. as Guarantor, Harrah’s Operating Company, Inc. as Borrower, the Lenders, Syndication Agent and Co-Documentation Agents named therein and Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, incorporated herein by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed February 4, 2005.